EMPLOYMENT BONUS AGREEMENT

          AGREEMENT made this 15 day of February, 1996, by and between Shoals Supply, Inc., an Alabama corporation (the
"Company"), and the person named on Exhibit "1" hereto (the
"Employee").

                       W I T N E S S E T H:

          WHEREAS, the Employee has been employed by the Company for an extended term, and

          WHEREAS, the Company intends to sell its assets and business to Drew Industries Incorporated ("Drew"), on the date hereof (the "Effective Date"); and

          WHEREAS, Drew or its affiliate will assume all the obligations of the Company pursuant to this Agreement,

          NOW, THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and subject to the conditions hereinafter set forth, it is agreed as follows:

          1.   Bonus - Payment

               1.1 In consideration for the Employee's continuous employment prior to the Effective Date, in addition to all other compensation (including salary and bonuses) paid to the Employee, the Employee shall be paid a deferred bonus in the amount set forth on Exhibit "1" (the "Bonus").

               1.2 The Bonus will be paid in three (3) consecutive annual installments in the amount of (i) twenty percent (20%) of the Bonus on November 15, 1996, (ii) thirty percent (30%) of the Bonus on November 15, 1997, and (iii) fifty percent (50%) of the Bonus on April 15, 1998. Each payment shall be subject to such deductions and withholding as are required to be made pursuant to applicable governmental laws, rules and regulations.

          2.   Option

               2.1 Drew has undertaken to grant to the Employee, on or about the Effective Date, an option to purchase the number of shares of Drew Common Stock set forth on Exhibit "1" (the
"Option").

               2.2 Subject to the provisions of Section 3 hereof, the Option will be exercisable at the rate of twenty percent (20%) each year, during the five-year period commencing on the Effective Date (the "Exercise Period"), at a price per share equal to the closing market price of Drew Common Stock on the American Stock Exchange on the Effective Date.


               2.3 The Option shall be subject in all respects to the provisions of the Drew Industries Incorporated Stock Option
Plan, dated March 29, 1995, and the Stock Option Agreement in the form of Exhibit "A" hereto.

          3.   Termination of Employment

               3.1 Notwithstanding the provisions of Section 2 hereof, if (A) the Employee terminates his employment with the Company prior to the expiration of the Exercise Period, or (B) the Company terminates the Employee's employment for cause (as defined herein) prior to the expiration of the Exercise Period, the unexercised portion of the Option will expire on the date of termination.

               3.2 If the Company terminates the Employee's employment at any time without cause (as defined herein), the unexercised portion of the Option will become exercisable within thirty (30) days of the date of termination.

               3.3 For purposes of this Agreement, termination for cause shall mean a determination by the Board of Directors of the Company that there has been willful misconduct or gross negligence on the part of the Employee having a material adverse effect, financial or otherwise, on the Company; dishonesty, embezzlement, fraud, accepting bribery or kickbacks or similar acts involving the Company or in connection with the Employee's employment by the Company; conviction of the Employee of, or a plea of guilty or nolo contendre by the Employee to, a felony or any crime involving moral turpitude; or substance abuse.

          4.   Additional Provisions

               4.1 Nothing contained in this Agreement shall create, or be deemed to create, any agreement or obligation of the Company to employ, or continue the employment of, the Employee.

               4.2 All notices and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in person, telegram, telex, facsimile or other standard form of telecommunication, or by registered or certified post-paid mail, return receipt requested, and addressed as follows, or to such other address as any party may notify the other in accordance with the provisions hereof:

To the Company:          Shoals Supply, Inc.
                         Highway 5 North
                         P.O. Box 156
                         Bear Creek, AL 35543
                         Attention:  President

                              -copy to-

                         Drew Industries Incorporated

                         200 Mamaroneck Avenue
                         White Plains, NY 10601
                         Attention: President

                                 -and-

                         Berlack, Israels & Liberman
                         120 West 45th Street
                         New York, N.Y.  10036
                         Attention: Harvey F. Milman, Esq.


To the Employee:         As set forth on Exhibit "1"

               4.3 This Agreement constitutes the whole agreement between the parties, and there are no terms other than those contained herein. No variations hereof shall be deemed valid unless in writing and signed by the parties hereto, and no discharge of the terms hereof shall be deemed valid unless by full performance by the parties hereto, or by a writing signed by the parties hereto.

               4.4 Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the United States District Court for the Northern District of Georgia and any court of competent jurisdiction of the State of Georgia located in the City of Atlanta over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives to the fullest extent permitted by law, (i) any objection that they may now or hereafter have to the venue of any such suit, action or proceeding brought in any such court, (ii) any claim that any such suit, action or proceeding has been brought in an inconvenient forum, and (iii) all right to trial by jury in any proceeding enforcing or defending any rights under this Agreement or relating hereto. Final judgement in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon each party duly served with process therein and may be enforced in the courts of the jurisdiction of which either party or any of its property is subject, by a suit upon such judgement.

               4.5 This Agreement shall inure to the benefit and be binding upon the Company, its successors and assigns, and the Employee, his heirs, executors, administrators and legal representatives.

          IN WITNESS WHEREOF, the Company has caused these presents to be signed by its duly authorized officer, and the Employee has signed Exhibit "1" the day and year first above written.

ATTEST:

                                   SHOALS SUPPLY, INC.

______________________________     By____________________________

                            Exhibit 1

Name and Address of Employee
and notices to:               _____________________________
                              _____________________________
                              _____________________________

Amount of Bonus:

Shares Subject to Option:


Employee                                SHOALS SUPPLY, INC.

______________________________          By ______________________

             EXHIBIT "1" - EMPLOYMENT BONUS AGREEMENT

               Stock       Due       Due        Due
Name           Options   11/15/96  11/15/97   4/15/98    Bonus

Jack Clayton   14,286    $ 80,000  $120,000  $  200,000    $  400,000

Jeff Beasley   12,500    $ 70,000  $105,000  $  175,000    $  350,000

Gary Meek       8,929    $ 50,000  $ 75,000  $  125,000    $  250,000

Jack Martin     5,357    $ 30,000  $ 45,000  $   75,000    $  150,000

Eddie Hyde      5,357    $ 30,000  $ 45,000  $   75,000    $  150,000

Bill McMillen   5,357    $ 30,000  $ 45,000  $   75,000    $  150,000

Wayne Chambers  5,357    $ 30,000  $ 45,000  $   75,000    $  150,000

Tony Cole       5,357    $ 30,000  $ 45,000  $   75,000    $  150,000

Dalton Thrasher 5,357    $ 30,000  $ 45,000  $   75,000    $  150,000

Ray Jones       3,571    $ 20,000  $ 30,000  $   50,000    $  100,000
               ------    --------  --------  ----------     ---------
               71,428    $400,000  $600,000  $1,000,000    $2,000,000